United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2022
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LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
1610 West End Ave, Suite 200, Nashville, TN 37203
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986 - 5600
 __________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.01 Completion of Acquisition or Disposition of Assets
Effective as of August 1, 2022, Louisiana-Pacific Corporation (“LP”) and its wholly-owned subsidiary, Louisiana-Pacific Canada Ltd. (collectively, the “Company”) completed the previously announced sale of the assets related to its “Engineered Wood Products” business (the “EWP Business”) to Pacific Woodtech Corporation, a Washington corporation, and Pacific Woodtech Canada Holdings Limited, a British Columbia limited company (collectively, “Purchaser”) pursuant to terms of an Asset Purchase Agreement (the “Purchase Agreement”), dated June 21, 2022, by and among the Company and Purchaser. At the closing (the “Closing”) of the transaction contemplated by the Purchase Agreement (the “Transaction”), the assets and certain liabilities of the EWP Business were acquired by Purchaser. Pursuant to the terms of the Purchase Agreement, Purchaser paid to the Company an aggregate purchase price of approximately $210 million in cash, which are subject to certain purchase price adjustments post-Closing.
At the Closing, the Company also entered into a transition services agreement with Purchaser, pursuant to which, among other things, the Company will provide to Purchaser various services for up to eight months following the Closing.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 22, 2022 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.
On August 1, 2022, LP issued a press release announcing the Closing of the Transaction. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in any such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated August 1, 2022.
104	Cover Page Interactive Data File (embedded within Inline XBRL document and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/S/ DEREK N. DOYLE
Derek N. Doyle
Vice President, Controller and Chief Accounting Officer
Date: August 1, 2022